UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Jet.AI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of Principal Executive Offices)

(702) 747-4000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	JTAIW	The Nasdaq Stock Market LLC
Merger Consideration Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $15.00 per share	JTAIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2023, Jet.AI Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to its OTC Equity Prepaid Forward Transaction, dated as of August 6, 2023 (as amended from time to time, the “Confirmation) and Forward Purchase Agreement Confirmation Amendment, dated as of August 31, 2023 (the “First Amendment”), by and among (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), (iii) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively as “Seller”), (iv) the Company and (v) Jet Token Inc.

The effect of the Second Amendment is to permit the Company to request an advanced payment of $300,000 (“Second Future Shortfall”) in exchange for releasing 150,000 shares of the Company’s Common Stock that are already held by the Sellers (the “Additional Recycled Shares”) as additional Share Consideration, essentially enabling the Company to receive funding related to such shares under the Confirmation entered into on August 6, 2023, upon request rather than in the future. On October 2, 2023, the Company requested payment of the Second Future Shortfall and the Additional Recycled Shares were released to the Seller. As a result of the Second Amendment, the total number of Recycled Shares under the transaction was reduced from 446,518 shares to 296,518 shares and total Share Consideration increased to 275,000 shares. Additional Shares, or shares of Common Stock issued to Seller by the Company, remain at 548,127 shares, consisting of the original Additional Shares of 247,000 plus the 300,371 Additional Shares issued in connection with the First Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Forward Purchase Agreement Confirmation Second Amendment, dated as of October 2, 2023, among Jet.AI Inc. and the other parties named therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ Michael Winston
	Name:	Michael Winston
	Title:	Executive Chairman and Interim Chief Executive Officer

Date: October 10, 2023